INCOME TAXES	9 Months Ended
Jan. 31, 2022
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 6 – INCOME TAXES

Deferred tax assets arising as a result of net operation loss carry forwards have been offset completely by a valuation allowance due to the uncertainty of their utilization in future periods.

Based on its evaluation, the Company has concluded that there are no significant uncertain tax positions requiring recognition in its financial statements. The Company’s evaluation was performed for the tax years ended April 30, 2021 and 2020 for U.S. Federal Income Tax and for the State of Wyoming.

A reconciliation of income taxes at statutory rates with the reported taxes follows:

	January 31, 2022	January 31 2021

Loss before income tax benefit	$14,210,835	$256,348
Expected income tax benefit	(5,684,334)	(94,283)
Non-deductible expenses	–	–

Tax loss benefit not recognized for book purposes, valuation allowance	$5,684,334	$94,283
Total income tax	$–	$–

The Company has net operating loss carry forwards in the amount of approximately $14,210,835 that will expire beginning in 2030. The deferred tax assets including the net operating loss carry forward tax benefit of $11,149,049 total $1,526,063 which is offset by a valuation allowance. The other deferred tax assets include accrued officer compensation, stock based compensation, and amortization.

The Company follows the provisions of uncertain tax positions. The Company recognized approximately no increase in the liability for unrecognized tax benefits.

The Company has no tax position at January 31 2022 for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in operating expenses. No such interest or penalties were recognized during the periods presented. The Company had no accruals for interest and penalties at January 31, 2022. The open tax years are from 2019 through 2029.